UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 30, 2008

SPANSION INC.

(Exact name of registrant as specified in its charter)

State of Delaware	0-51666	20-3898239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices, including zip code)

(408) 962-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 30, 2008, the Board of Directors of Spansion Inc. (the “Company”) unanimously appointed Gilles Delfassy as a member of the Audit Committee. Therefore, the Company currently meets the requirements of NASDAQ Marketplace Rule 4350(d)(2)(A). Mr. Delfassy served in various senior management positions at Texas Instruments Incorporated before he retired in January 2007, most recently as a senior vice president.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANSION INC.

By:	/s/ BERTRAND CAMBOU
Bertrand Cambou President and Chief Executive Officer

Date: October 31, 2008